EXHIBIT 32.2
DIEBOLD, INCORPORATED AND SUBSIDIARIES
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-
OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350
In connection with the Quarterly Report on Form 10-Q of Diebold, Incorporated (Company) for the quarter ended September  30, 2007 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Kevin J. Krakora, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Kevin J. Krakora
Kevin J. Krakora
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

September 30, 2008

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